UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2006

GOLDEN PATRIOT, CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33065 (Commission File Number)	98-0216152 (IRS Employer Identification No.)

1140 Reckson Plaza, Uniondale, NY 11556 (Address of principal executive offices)	11556 (Zip Code)

Registrant's telephone number, including area code 212-760-0500

3000 Marcus Avenue, Suite 3W4, New Hyde Park, NY 11042 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2006
GOLDEN PATRIOT, CORP.

By: /s/ Bradley Rudman
Name:  Bradley Rudman
Title:    President, Director

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